UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                    |X|
FILED BY A PARTY OTHER THAN THE REGISTRANT |_|

CHECK THE APPROPRIATE BOX:

|_|   PRELIMINARY PROXY STATEMENT
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|X|   DEFINITIVE PROXY STATEMENT
|_|   DEFINITIVE ADDITIONAL MATERIALS
|_|   SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                                ADAL GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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(3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT
      TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

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(4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

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(5)   TOTAL FEE PAID:

|_|   FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.

|_| CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)   AMOUNT PREVIOUSLY PAID:

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(2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

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(3)   FILING PARTY:

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(4)   DATE FILED:

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

                                ADAL GROUP, INC.

                 ----------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 2005

                 ----------------------------------------------

TO OUR STOCKHOLDERS:

      PLEASE TAKE NOTICE that the annual meeting of stockholders (the "Annual Meeting") of AdAl Group, Inc. (the "Company"), will be held at the offices of Loeb & Loeb LLP, the Company's legal counsel, located at 345 Park Avenue, New York, New York 10154 on May 19, 2005 at 10:00 a.m. local time, for the following purposes:

      1. To elect five directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified; and

      2. To approve the Board of Directors' appointment of Moore Stephens, P.C. as the independent public auditor of the Company for the fiscal year 2005.

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment.

      The Board of Directors has fixed the close of business on March 31, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment. A proxy statement, which describes the foregoing proposals and a form of proxy accompany this notice.

                                              By Order of the Board of Directors


                                              /s/ Charles K. Howe
                                              ----------------------------------
                                              Secretary

Dated: April 6, 2005

                                    IMPORTANT

Whether or not you expect to attend the Annual Meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope, which requires no postage. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the Annual Meeting.

                                ADAL GROUP, INC.

                 ----------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 2005

                 ----------------------------------------------

                              SOLICITATION OF PROXY

      The accompanying proxy is solicited on behalf of the Board of Directors of AdAl Group, Inc. (the "Company"), for use at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the offices of Loeb & Loeb LLP, the Company's legal counsel, located at 345 Park Avenue, New York, New York 10154 on May 19, 2005 at 10:00 a.m., local time, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, without additional compensation. We will bear the cost of solicitation of proxies, which are expected to be nominal. The Board of Directors has set March 31, 2005 as the record date (the "Record Date") to determine those holders of record of common stock, par value $.0001 ("Common Stock") who are entitled to notice of, and to vote at the Annual Meeting. On or about April 19, 2005, the Company's 2004 Annual Report, including financial statements, this Proxy Statement and the proxy card (the "Proxy Card" or "Proxy") are being mailed to stockholders of record as of the close of business on March 31, 2005.

      If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such instructions. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" Proposals No. 1 and No. 2.

OUTSTANDING VOTING SECURITIES

      Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 2,860,001 shares of Common Stock outstanding.

      If a quorum is present, in person or by proxy, all elections for Directors shall be decided by a plurality of the votes cast in respect thereof. If no voting direction is indicated on the proxy cards, the shares will be considered votes for all nominees. In accordance with Delaware law, stockholders entitled to vote for the election of Directors can withhold authority to vote for all nominees for Directors or can withhold authority to vote for certain nominees for Directors.

      Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Abstentions on the Company's proposal to approve the appointment of the independent auditors will not have any effect for or against such proposal.

      Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the approval of the appointment of the independent auditors. Under applicable Delaware law, "broker non-votes" (where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal) on any non-routine proposal would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

HOW YOU CAN VOTE

      You may vote your shares by signing the enclosed proxy card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

      EXECUTION OF THE ACCOMPANYING PROXY CARD WILL NOT AFFECT A STOCKHOLDER'S RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE THE PROXY IS VOTED OR BY ATTENDANCE AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

                            SECURITY OWNERSHIP TABLE

      The following table sets forth information with respect to the beneficial ownership of shares of common stock as of April 7, 2005:

o each person or entity who is known by the Company to beneficially own five percent or more of the Common Stock;

o     each director and executive officer of the Company; and

o     all directors and executive officers of the Company as a group.

                                                                    PERCENTAGE
     NAME OF BENEFICIAL OWNER               NUMBER OF SHARES**      OWNERSHIP
------------------------------------        ------------------    --------------

Nicholas A. Shrager                            1,397,655(1)               48.84%

Charles K. Howe                                  727,515(2)               25.42%

Brian Alleman                                      5,500                      *
635 Ravensworth Court
Colorado Springs, CO 80906

John Sanderson                                     5,500                      *

Keith Broome                                     300,500                  10.5%

Steve Goodacre                                        -0-                   -0-

The C.K. Howe Discretionary
  Settlement 2004                                172,125                  6.02%

All Directors and Executive Officers
  as a Group (6 persons)                       2,436,670                 85.15%

------------------------
* Less than one percent

**Reflects 2,861,501 shares outstanding as of April 6, 2005.

Unless otherwise indicated, the address for each named individual is c/o AdAl Group, Inc., P.O. Box 177, Billhurst Studio, Lingfield Common Road, Lingfield, Surrey RH7 6B7, United Kingdom.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(1) Includes 57,375 shares owned by The Nicholas Shrager Family Trust over which Mr. Shrager is co-Trustee and shares voting and dispositive power over the shares.

(2) Includes 172,125 shares owned by The C.K. Howe Discretionary Settlement 2004 over which Mr. Howe is co-Trustee and shares voting and dispositive power over the shares.

                                 PROPOSAL NO. 1.

                           ELECTION OF FIVE DIRECTORS

      Five (5) directors will be elected at the Annual Meeting to serve for a term of one year, until the next Annual Meeting or until their successors have been duly elected and have qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The five (5) nominees for election as directors to serve until the next Annual Meeting are: Nicholas A. Shrager, Charles K. Howe, Brian Alleman, John Sanderson and Keith Broome.

DIRECTORS, EXECUTIVE OFFICERS AND OF THE COMPANY

      Set forth below are the names of the directors, executive officers and key employees of the Company as of April 6, 2005.

--------------------------------------------------------------------------------

      NAME                    AGE                          POSITION
--------------------------------------------------------------------------------

Nicholas A. Shrager            57                Chairman, Chief Executive
                                                 Officer, President and Director
--------------------------------------------------------------------------------

Stephen B. Goodacre            47                Chief Financial Officer and
                                                 Treasurer
--------------------------------------------------------------------------------

Charles K. Howe                70                Executive Vice President,
                                                 Secretary and Director
--------------------------------------------------------------------------------

Brian Alleman                  48                Director
--------------------------------------------------------------------------------

John Sanderson                 60                Director
--------------------------------------------------------------------------------

Keith Broome                   55                Director
--------------------------------------------------------------------------------

      There are no family relationships between any director or executive officer and any other director or executive officer.

BUSINESS EXPERIENCE

      Nicholas A. Shrager, age 57, is the Chairman, Chief Executive Officer and President of the Company. Mr. Shrager was one of the two co-founders and directors of Advanced Aluminium Group Limited in 2003, serving as Chief Executive Director of the company and each of its subsidiaries. He has served as Chairman of Riverside Business Solutions, a consulting firm, since 1999. From 1994 to 1999, Mr. Shrager was a consultant with Riverside Management Consultants Limited, assisting clients in the areas of corporate strategy, acquisitions and marketing. From 1991 to 1994, Mr. Shrager was a Director of Old Nick's, a successful enterprise focusing on retail liquor and beer sales. From 1987 until its sale in 1991, Mr. Shrager served as Chairman of The Shrager Group, a timber business in the United Kingdom. Mr. Shrager received an MBA from Southbank University in London where he specialized in international marketing.

      Stephen B. Goodacre, age 47, is the Chief Financial Officer and Treasurer of the Company. Since April 2002, Mr. Goodacre has been a Director of Blackwater Consulting Ltd., a financial recruitment and consultancy business. Mr. Goodacre was employed by Lehman Brothers Inc. from 1990 to 2002, where he held various positions including Head of International Management Accounting, Finance & Operations, Director of Lehman's Global Equity Derivatives operation and Head of European Expense Management. Mr. Goodacre was promoted to Vice President in 1994 and Senior Vice President in 2000. Prior to joining Lehman, he spent seven years with Philip Morris, serving last as UK Financial Planning Manager.

      Charles K. Howe, age 70, is a Director, Executive Vice President and Secretary of the Company. Mr. Howe was one of the two co-founders and directors of Advanced Aluminium Group Limited in 2003. Since 1985, he has been a director of CH Resources Ltd, a business consultancy, through which he has held directorships in a number of private manufacturing companies. From 1971 to 1985, he was a board member and then Chief Executive Officer of Crystalate Holdings plc, a United Kingdom public company primarily engaged in the production of plastic moulding and the business of acoustic and electronic components, particularly for the telephone industry.

      Brian Alleman, age 48, is a Director of the Company. Mr. Alleman has been a partner with Tatum CFO Partners LLP, a national partnership of 400 career CFO's which provides accounting and financial services to clients through advisory or employment relationships since August 2002. In this capacity, Mr. Alleman served as Chief Financial Officer of Polar Molecular Holding Corporation, a developer of fuel additives, from August 2003 to August 2004. From 1989 to July 2002, he was employed by TCW Capital, a private equity firm. Through his connection with TCW Capital Mr. Alleman served from April 1993 to June 2002 as Chief Financial Officer of Centuri Corporation, a leading U.S. manufacturer of model rockets and small gas powered and electric radio controlled airplanes, becoming Chief Operating Officer in August 2000.

      John Sanderson, age 60, is a Director of the Company. Mr. Sanderson recently retired as the managing director of Legg Mason Limited, London, which he established in 1995 as the London subsidiary of Legg Mason (NYSE: LM), an investment banking firm based in Baltimore, Maryland. From 1967 until 1995, Mr. Sanderson worked for Kidder Peabody & Co. (and associated firms) in London, where, in 1988 he was appointed managing director and Head of Equities in London, responsible for the United Kingdom, the Middle East and Scandinavia. He was also a member of Kidder, Peabody's management counsel and chaired its European management committee.

      Keith Broome, age 55, is a Director of the Company. From 1977 until February 2005, Mr. Broome was managing director of the companies that were part of Guilform Holdings Limited, which were all companies involved in the manufacture of aluminum products. He has a strong engineering background coupled with hands-on financial experience gained from managing Guilform Holdings Limited for the past 28 years. On January 8, 2002, GFM Realisations Ltd. (f/k/a Guilform Ltd.), a corporation formed under the laws of England and Wales ("GFM"), went into receivership, a process similar to Chapter 11 in the United States, and subsequently liquidated. Mr. Broome was the managing director of GFM from its incorporation until the appointment of a receiver. GFM was in the business of manufacturing aluminum products. On January 9, 2004, Law Link (Legal Expenses) Ltd., a corporation formed under the laws of England and Wales ("Law Link"), went into receivership. Mr. Broome was a guarantor on a loan received by Law Link from a local bank and, at the request of the bank, acted as a director and secretary of the Law Link.

      THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE FOR THE SLATE OF DIRECTOR NOMINEES. THE VOTE OF A PLURALITY OF SHARES, PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE, IS REQUIRED TO ELECT EACH OF THE DIRECTORS.

                          BOARD AND COMMITTEE MEETINGS

      Our Board of Directors has responsibility for establishing the Company's corporate policies and overseeing the Company's overall performance, although it is not involved in day-to-day operating details. The Board of Directors meets regularly throughout the year to review significant developments affecting the Company and to act upon matters requiring approval of the Board of Directors. It also holds special meetings as required from time to time when important matters arise requiring action of the Board of Directors between scheduled meetings. Due to the change in control of the Company in October 2004, the Board of Directors only held one meeting during 2004. All of the members of the Board of Directors at that time were present for the meeting.

      The Board of Directors has an Audit Committee. The Board of Directors does not have a Nominating Committee or a Compensation Committee. The entire Board of Directors assumes the duties that would be delegated to a Nominating Committee and Compensation Committee. The Company does not have a policy with regard to Board of Directors members' attendance at annual meetings of stockholders. Since October 28, 2004, when the Company consummated the Share Exchange Agreement and new directors were appointed to the Board of Directors, the Company has not held an annual meeting of stockholders. Accordingly, there is no information to provide as to the number of members of the Board of Directors who attended the prior year's annual meeting.

      Nominating Committee

      The Board of Directors does not have a standing Nominating Committee. The Board of Directors has adopted resolutions with respect to the nomination process.

      The Board of Directors accepts director nominations made by members of the Board of Directors and stockholders of the Company. Pursuant to the terms of the Company's bylaws, stockholders proposing to nominate one or more candidates for election as directors must give timely notice in writing of such nomination to the Secretary of the Company. To be timely, a stockholder's notice must be delivered or mailed to the principal office of the Company not less than 70 days prior to the scheduled meeting date or, if notice of the scheduled meeting date is not given at least 80 days prior to such meeting, not more than ten (10) days following the day on which notice of the date of the scheduled meeting is mailed or the day on which disclosure of that date is made, whichever is earlier. A stockholder's notice to the Secretary of the Company shall set forth (i) the name, age, business address and residence address of the person nominated, (ii) the principal occupation or employment of the person nominated, (iii) the number and class of shares of stock of the Company beneficially owned by the nominated person, and (iv) the information with respect to each such proposed nominee that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A of the Securities Exchange Act of 1934, as amended. A stockholder's notice to the Secretary of the Company also shall set forth (i) the name and address, as they appear in the Company's records, of the stockholder and any other stockholder(s) supporting or likely to support the person being nominated, and (ii) the number and class of shares of stock of the Company that are beneficially owned on the date of such notice by the nominating stockholder(s). This information shall be accompanied by a written statement, signed and acknowledged by each person nominated by the stockholder(s) that the person nominated agrees to be nominated and serve as a director of the Company if elected. The Board of Directors or a designated committee thereof may reject any stockholder's nomination of one or more director candidates if (i) notice is not timely given, or (ii) there is a material deficiency in the notice. The Secretary of the Company shall notify the stockholder of the deficiency and the stockholder shall have not more than five (5) days, to be determined by the Board of Directors, from the date of the deficiency notice to cure. If the deficiency is not materially cured within such period as determined by the Board of Directors, then the Board of Directors may reject the stockholder's nomination. If a stockholder proposes to nominate one or more candidates for election as directors at a meeting and the Board of Directors has not made a determination of whether the stockholder has complied with the procedures set forth above, then the chairman of the meeting shall determine at the meeting whether the nominating stockholder has complied. If the chairman determines that the stockholder's notice has complied with the procedures set forth above, then the chairman shall declare the notice effective and ballots shall be provided for use at the meeting with respect to such nomination. If the chairman determines that the stockholder's notice has not complied, then unless the chairman, in his sole and absolute discretion, decides to waive such compliance, the stockholder's nomination shall be disregarded.

      The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other members of the Board of Directors, and specialized knowledge or experience. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current members of the Board of Directors, stockholders, professional search firms or other persons. The Board of Directors will not evaluate candidates differently based on who has made the recommendation.

      Audit Committee

      The following disclosure about the Company's audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference therein.

      The Audit Committee operates under a formal charter in accordance with all applicable laws. The charter was approved and adopted by the Board of Directors on February 23, 2005 and will be reviewed and reassessed annually by the Audit Committee. The charter sets forth the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the Company's independent auditors and management. The Audit Committee charter is attached as Appendix 1 to this proxy statement.

      The Board of Directors has established an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Brian Alleman and John Sanderson, each of whom are independent as defined in the Nasdaq Marketplace listing standards currently in effect. None of the Audit Committee members is a current officer or employee of the Company or any of its affiliates.

      The Board of Directors has determined that Brian Alleman, Chairman of the Audit Committee, qualifies as an "audit committee financial expert" under the Securities and Exchange Commission's definition.

      Audit Committee Report

      The responsibilities of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee assists the full Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of financial statements and other financial information. Management prepares the financial statements and establishes the system of internal control.

      As part of its oversight responsibility, the Audit Committee reviewed and discussed the financial statements with Management and the Company's Independent Auditor, Moore Stephens, P.C., including a discussion about the quality and appropriateness, not just acceptability, of accounting principles applied in the company's financial statements. The Independent Auditor has the responsibility for expressing an opinion on the conformity of the annual financial statements with US GAAP and disclosure requirements. The Audit Committee reviewed with the Independent Auditor their judgments as to the acceptability and conformity of the Company's financial statements with US GAAP and SEC disclosure requirements; and also other matters as are required to be discussed under US generally accepted auditing standards. The Audit Committee met with the Independent Auditor, without management present, to discuss the results of their audit, quality of financial reporting and audit experience with the Company.

      The Audit Committee discussed with Moore Stephens, P.C. its independence from management and the Company. The Audit Committee received a letter and written disclosure, as required by Independence Standard Board Standard No.1, from Moore Stephens, P.C. confirming its independence from management and the Company.

      An engagement letter was submitted to and approved by the Audit Committee outlining the scope and plan of the annual audit.

      Relying on the reviews and discussions noted above, the Audit Committee recommends to the full Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the US SEC. The Audit Committee also recommends Moore Stephens, P.C. as the Company's Independent Auditor for 2004.

      THE AUDIT COMMITTEE

      Brian Alleman, Chairman
      John Sanderson

      April 6, 2005

      Compensation Committee

      In February 2004, the Board of Directors formed a Compensation Committee, which is currently comprised of independent directors, Messrs. Brian Alleman and John Sanderson. The Compensation Committee will make recommendations to the Board of Directors concerning salaries for our officers, including our Chief Executive Officer, and employees.

      Process for Sending Communications to the Board of Directors

      Stockholders may contact senior management or directors to discuss any questions they may have by sending correspondence to the Company's corporate offices located at Billhurst Studio, P.O. Box 177, Lingfield Common Road, Lingfield, Surrey, United Kingdom, Attention: Steve Goodacre, Chief Financial Officer, or by e-mail to the Company's Chief Financial Officer at: stockholders@adalgroup.com. The telephone number at the corporate office is 011-44-342-833855.

                           SUMMARY COMPENSATION TABLE

      The following table sets forth the compensation paid or accrued for the fiscal year ended December 31, 2004 for the Company's Chief Executive Officer. There are no other executive officers whose salary and bonus were in excess of $100,000.

--------------------------------------------------------------------------------

                                                      ANNUAL COMPENSATION
                                              ----------------------------------

      NAME AND                                                    OTHER ANNUAL
 PRINCIPAL POSITION              YEAR             SALARY          COMPENSATION
---------------------------- --------------   ---------------   ----------------
Nicholas A. Shrager              2003          USD$26,640(1)           -0-
Chief Executive Officer          2002                 N/A              N/A
and President                    2001                 N/A              N/A
--------------------------------------------------------------------------------

(1) On October 28, 2004, Mr. Shrager was appointed as CEO and President of the Company. The salary disclosed here represents the compensation paid to Mr. Shrager from October 28, 2004 through December 31, 2004.

OPTION GRANTS IN LAST FISCAL YEAR.

None.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR

None.

EQUITY COMPENSATION PLAN INFORMATION

The Company has not adopted an equity incentive plan.

DIRECTORS' COMPENSATION

      The Company pays its non-employee Directors USD$20,000 per year in connection with their activities on behalf of the Company, plus travel expenses in connection with the Board of Directors meetings. The directors fee will be paid quarterly in arrears on April 1, July 1, October 1 and January 1 in a combination of shares of Company common stock and cash. Each non-employee director shall receive shares equal to USD$3,000 per quarter based on the closing price of the Company's common stock on the date of grant as quoted on the Over-the-Counter Bulletin Board (or applicable quotation medium or exchange as of such date) and USD$2,000 per quarter in cash.

EMPLOYMENT CONTRACTS

      The Company entered into an employment agreement with Nicholas A. Shrager, effective on October 28, 2004, pursuant to which Mr. Shrager will serve as Chairman of the Company, reporting to the Board of Directors. Mr. Shrager's initial salary is (pound)75,000, which will be subject to an increase to (pound)100,000 provided that the Company's financial performance objectives are achieved for each of the first three (3) fiscal years, as determined by the Board of Directors each year. He is also eligible to participate in the annual discretionary bonus program for executive management, which is potentially five
(5) percent of his current annual base salary. The bonus payments shall be made in accordance with the following performance targets: (i) 70% of the bonus potential shall be earned if the Company meets its annual operating EBITDA target established by the Board of Directors each year; (ii) 20% of the bonus potential shall be earned if the Company meets its annual revenue target established by the Board of Directors each year; and (iii) 10% of the bonus potential shall be earned based on Mr. Shrager's performance and contribution to the business as determined by the Board of Directors each year. In the event Mr. Shrager is terminated involuntarily without cause or he terminates voluntarily for good reason as defined in the employment agreement, the Company will pay him a termination benefit equal to (i) 100% of his base salary plus his prior year bonus over a 12-month period if termination occurs after January 1, 2005 but before January 1, 2006, or (ii) 100% of his base salary plus the average of his bonus for the prior two fiscal years over a 12-month period if termination occurs after January 1, 2006. In the event Mr. Shrager voluntarily terminates the employment agreement without cause or is terminated involuntarily with good reason, he shall receive no termination benefit.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On February 7, 2005, the Company entered into a Share Sale & Purchase Agreement (the "Agreement") relating to Guilform Holdings Limited ("Guilform"), with Keith Malcolm Broome, the sole shareholder of Guilform. Pursuant to the terms of the Agreement, the Company purchased 100% of the shares of Guilform from Mr. Broome in consideration of (i) (pound)300,000 in cash; (ii) a promissory note in the amount of (pound)200,000 bearing interest at a rate of 6% per annum, and (iii) 300,000 restricted shares (the "Shares") of the Company.

      Under the Agreement, the Company has undertaken to ensure that Guilform meets its payment obligations under certain commercial loan facilities provided to Guilform by State Securities plc in the sum of (pound)1,007,000, of which (pound)497,000 was new borrowing in connection with the consummation of the transactions contemplated by the Agreement. (pound)320,891.32 of the new borrowing was loaned by Guilform to the Company in respect of the payment due to Mr. Broome on completion of the Agreement and completion expenses incurred. Mr. Broome and Ms. Janice Conley, the previous Secretary of Guilform, had guaranteed payment of the amounts owing by Guilform under the loan facilities. Under the Agreement, the Company has undertaken to provide for the release of Mr. Broome and Ms. Conley as guarantors on the loan facility by August 7, 2007. Further, in connection with another loan facility provided to Guilform by Venture Finance plc, to which Mr. Broome and Ms. Conley are also guarantors, the Company has undertaken to provide for the release of Mr. Broome and Ms. Conley as guarantors on that loan facility upon its expiration on May 31, 2005. The Company intends for Guilform to re-finance the Venture Finance plc loan facility on or prior to expiration.

      As a condition to the consummation of the Agreement, the Board of Directors of the Company appointed Mr. Broome to serve as a non-executive director on the Company's Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of
Section 16(a) of the Exchange Act filed all such required reports during and with respect to the fiscal year ended December 31, 2004.

CODE OF BUSINESS CONDUCT AND ETHICS

      On February 23, 2005, the Board of Directors adopted a Code of Business Conduct and Ethics to promote its commitment to the legal and ethical conduct of the Company's business. The Chief Executive Officer, Chief Financial Officer, and other senior officers are required to abide by the Code of Business Conduct and Ethics, which provides the foundation for compliance with all corporate policies and procedures, and best business practices. The policies and procedures address a wide array of professional conduct, including the establishment of sound employment policies, methods for avoiding and resolving conflicts of interest, safeguarding intellectual property, protecting confidential information, and a strict adherence to all laws and regulations applicable to the conduct of the Company's business. The Company intends to satisfy its obligations, imposed under the Sarbanes-Oxley Act, to disclose promptly on the Company's website amendments to, or waivers from, the Code of Business Conduct and Ethics, if any.

                                 PROPOSAL NO. 2.

                 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has reappointed Moore Stephens, P.C. as independent auditors to audit the financial statements of the Company for the current fiscal year, subject to the approval of such appointment by the Company's stockholders. Moore Stephens, P.C. has served as the Company's Independent Auditors since October 2004.

      Representatives of the firm of Moore Stephens, P.C. may be present at the Annual Meeting by telephone conference call to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

      On October 28, 2004, we ended the engagement of Hein & Associates, LLP as our independent certified public accountants, and engaged Moore Stephens, P.C. as our new independent certified public accountants. The decision was approved by the Board of Directors of the Company. The report of Hein & Associates LLP on the Company's financial statements for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion. However, the report was modified due to an uncertainty about the Company's ability to continue as a going concern. During the Company's fiscal years ended September 30, 2003 and 2002 and the subsequent interim period preceding the termination, there were no disagreements with Hein & Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein & Associates LLP, would have caused Hein & Associates LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

      During the two most recent fiscal years and the interim period preceding the engagement of Moore Stephens, the Company did not consult with Moore Stephens regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Audit Fees

      The aggregate fees billed by Moore Stephens, P.C. for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal year 2004 was $25,000 and $6,500, respectively.

Audit Related Fees

      There were no fees billed for services rendered for assurance and related services in connection with the audit and quarterly reviews.

Tax Fees

      There were no tax fees billed.

All Other Fees

      There were no other fees billed.

Pre-Approval of Services

      The Audit Committee pre-approves all services, including both audit and non-audit services, provided by the Company's independent accountants. For audit services, each year the independent auditor provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                                  MISCELLANEOUS

ANNUAL REPORT

      Our annual report to stockholders concerning our operations during the fiscal year ended December 31, 2004, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

      UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, TO EACH STOCKHOLDER OF RECORD OR TO EACH STOCKHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON MARCH 31, 2005. ANY REQUEST BY A STOCKHOLDER FOR OUR ANNUAL REPORT ON FORM 10KSB SHOULD BE SENT TO OUR CHIEF FINANCIAL OFFICER, STEVE GOODACRE AT ADAL GROUP, INC., P.O. BOX 177, BILLHURST STUDIO, LINGFIELD COMMON ROAD, LINGFIELD, SURREY RHT 6B7.

OTHER BUSINESS

      Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Stockholders' proposals intended to be presented at the 2006 Annual Meeting of Stockholders must be submitted in writing to the Secretary of the Company at P.O. Box 177, Billhurst Studio, Lingfield Common Road, Lingfield, Surrey RH7 6B7, no later than December 9, 2005 for inclusion in the Company's proxy statement and form of proxy for that meeting. Pursuant to the terms of the Company's bylaws, stockholders submitting proposals must give timely notice in writing of such proposal to the Secretary of the Company. A stockholder's notice of proposal to the Secretary of the Company shall set forth (i) a brief description of the item of business or proposal and the reasons for bringing it before the meeting, (ii) the name and address, as they appear in the Company's records, of the stockholder and any other stockholder(s) supporting or likely to support the item of business or proposal, (iii) the number and class of shares of stock of the Company that are beneficially owned on the date of such notice by the stockholder or any such other stockholder(s) supporting the item of business or proposal, and (iv) any financial interest of the stockholder or any such other stockholder(s) in such item of business or proposal. The Board of Directors or a designated committee thereof may reject any stockholder's item of business or proposal if (i) notice is not timely given, or (ii) there is a material deficiency in the notice. The Secretary of the Company shall notify the stockholder of the deficiency and the stockholder shall have not more than five
(5) days, to be determined by the Board of Directors, from the date of the deficiency notice to cure. If the deficiency is not materially cured within such period as determined by the Board of Directors, then the Board of Directors may reject the stockholder's notice. If a stockholder desires to raise an item of business or proposal at a meeting and the Board of Directors has not made a determination of whether the stockholder has complied with the procedures set forth above, then the chairman of the meeting shall determine at the meeting whether the stockholder has complied. If the chairman determines that the stockholder's notice has complied with the procedures set forth above, then the chairman shall declare the notice effective and ballots shall be provided for use at the meeting with respect to such item of business or proposal. If the chairman determines that the stockholder's notice has not complied, then unless the chairman in his sole and absolute discretion decides to waive such compliance, the stockholder's item of business or proposal shall not be brought before the meeting. Although proposals that are not timely submitted will not be included in the proxy statement for the 2006 Annual Meeting of Stockholders, the SEC rules allow proxies to grant discretionary authority to vote on matters that were not timely submitted to the Company for inclusion in the proxy statement, provided that the Company had notice of such matters no later than February 22, 2006.

                       WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov.

      STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 6, 2005. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

      The above notice and proxy statement are sent by order of the Board of Directors.


                                                /s/ Nicholas A. Shrager
                                                --------------------------------
                                                Nicholas A. Shrager,
                                                Chairman of the Board

April 6, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                                ADAL GROUP, INC.
                           TO BE HELD ON MAY 19, 2005

      The undersigned hereby appoints Nicholas A. Shrager as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of AdAl Group, Inc. held of record by the undersigned as of the close of business on March 31, 2005, at the Annual Meeting of Stockholders to be held on May 19, 2005, or any adjournment or postponement.

      The Board of Directors recommends a vote for Proposals 1 and 2.

1.    ELECTION OF DIRECTORS

      |_|   FOR all nominees listed below   |_|   WITHHOLD AUTHORITY to vote for
            (except as marked to the              all nominees listed below
            contrary below)

            -----------------------------

      Mr. Nicholas A. Shrager, Mr. Charles K. Howe, Mr. Brian Alleman, Mr. John Sanderson and Mr. Keith Broome.

      INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)

2.    APPROVAL OF INDEPENDENT PUBLIC AUDITORS

      |_|    FOR            |_|    AGAINST            |_|    ABSTAIN

3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Meeting, or any adjournment or postponement thereof,

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR THE APPROVAL OF INDEPENDENT PUBLIC AUDITORS IN PROPOSAL 2.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Date:  __________, 2005                     ____________________________________
                                            Signature


                                            ____________________________________
                                            Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   APPENDIX 1

                             AUDIT COMMITTEE CHARTER
                                       OF
                                ADAL GROUP, INC.

MISSION STATEMENT

      The Audit Committee of AdAl Group, Inc. (the "Company") has been established by the board of directors of the Company (the "Board") to assist the Board in fulfilling its responsibilities to oversee the Company's financial and accounting operations. The Audit Committee will review and be responsible for, among other things, the Company's system of internal controls, its financial reporting process, the audit process, and the Company's processes for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, management, the Company's internal auditors, and the independent auditors. The Audit Committee will confirm with the independent auditor its understanding that it has access to the Audit Committee at any time.

ORGANIZATION AND MEETINGS

Audit Committee Composition

      The Audit Committee shall consist of such number of members as the Board shall determine, but in no event less than three members. The Board shall designate one member of the Audit Committee to be the Chairperson. Each member of the Audit Committee must be independent, as defined under applicable Securities and Exchange Commission ("SEC") and stock exchange rules and regulations as they currently exist and as they may be amended from time to time.

      Each member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or, if and so long as permitted under applicable stock exchange rules, become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Audit Committee members shall have such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Audit Committee.

      At least one member of the Audit Committee shall qualify as a "audit committee financial expert" in compliance with the requirements established under applicable SEC and stock exchange laws and regulations as they currently exist and as they may be amended from time to time.

      Notwithstanding anything to the contrary in this charter, if permitted by applicable SEC and stock exchange laws and regulations in effect from time to time, one director who (i) is not independent as defined under applicable stock exchange rules, and (ii) is not a current employee or an immediate family member (as defined under applicable stock exchange rules) of such employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its stockholders. In such event, the Board will disclose in the Company's next annual proxy statement the nature of that director's relationship with the Company and the reasons for that determination.

      If the Company fails to comply with the Audit Committee composition requirements under applicable SEC and stock exchange rules and regulations, the Company shall have an opportunity to cure such defect as provided under such rules.

Term; Meetings

      The Committee shall meet at least quarterly, or more frequently as it deems appropriate and as circumstances dictate. Any member of the Committee may call a special meeting of the Committee. Meetings of the Committee may be held telephonically.

      The Committee shall periodically meet with each of management (including the Chief Financial Officer) and the independent auditors (including the audit engagement partner) in separate executive sessions to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee expects to meet with the independent auditors and management quarterly to review the Company's financial statements.

      The Committee may invite to its meetings any director, member of management of the company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

ROLE AND RESPONSIBILITIES

      The Committee's primary responsibility is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. The Committee also recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The Committee shall also perform any other activities consistent with this Charter as the Audit Committee or the Board deems necessary or appropriate or as may be required under applicable SEC and stock exchange rules and regulations in effect from time to time.

      The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

      Corporate Governance

      1. Report on its meetings, proceedings and other activities at each regularly scheduled meeting of the Board, to the extent appropriate.

      2. Review and reassess the adequacy of this Charter at least annually. Submit changes to this Charter to the Board for approval.

      3. Review and approve all transactions with affiliates, related parties, directors and executive officers.

      4. Review the procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

      5. Review the procedures for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      6. Review with management and the independent auditors, at least once annually, all correspondence with regulatory authorities and all employees complaints or published reports that raise material issues regarding the financial statements or accounting policies.

Independent Auditors

      1. Appoint, compensate, retain and oversee the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of conducting the annual audit of the Company's books and records, preparing or issuing an audit report or performing other audit review or attest services for the Company.

      2. Obtain and review, at least once annually, a report by the independent auditors describing (i) their internal quality control procedures, (ii) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (iii) all material steps taken to deal with any such issues and (iv) all relationships between them and the Company.

      3. Review annually the independence of the independent auditors by (i) receiving from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company in accordance with Independence Standards Board Standard No. 1, (ii) discuss with the independent auditors all disclosed relationships between the independent accounts and the Company and all other disclosed relationships that may impact the objectivity and independence of the independent auditors and (iii) discussing with management its evaluation of the independence of the independent auditors.

      4. Obtain from the independent auditors assurance that the lead audit partner and the audit partner responsible for reviewing the audit have been and will be rotated at least once every five years and each other audit partner has been and will be rotated at least once every seven years, in each case, in accordance with Section l0A of the Securities Exchange Act of 1934, as amended (the "Act") and the rules promulgated thereunder.

      5. Review and pre-approve, all audit, review or attest services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act and the rules promulgated thereunder, and, in connection therewith, the terms of engagement. The Audit Committee may designate one member to approve such non-audit services, but that member must inform the Audit Committee of the approval at the next meeting of the Audit Committee. All such approvals and procedures must be disclosed in periodic reports filed with the SEC.

      6. Review and approve all compensation to the independent auditors for all audit and non-audit services.

      7. Review regularly with the independent auditors any audit problems or difficulties and management's response, including restrictions on the scope of activities of the independent auditors or access by the independent auditors to requested information, and significant disagreements between the independent auditors and management.

      8. Present conclusions with respect to the independent auditors to the Board.

Audits and Accounting

Before the commencement of the annual audit, the Audit Committee will meet with financial management and the independent auditor to review and approve the plan, scope, staffing, fees and timing of the annual audit. The Audit Committee shall:

      1. After completion of the audit of the financial statements, review with management and the independent auditors the results of the audit, the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent auditors, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

      2. Review, prior to filing, all annual reports on Form 10-K and all quarterly reports on Form 10-Q, to be filed with the SEC. Discuss with management and the independent auditors, where practicable, prior to filing, the financial statements (including the notes thereto) and the disclosures under "Management's Discussion and Analysis o(pound) Financial Condition and Results of Operations".

      3. Review with management and the independent auditors, at least annually, (i) all significant accounting estimates, (ii) all significant off balance sheet financing arrangements and their effect on the financial statements, (iii) all significant valuation allowances and liability, restructuring and other reserves, (iv) the effect of regulatory and accounting initiatives, and (v) the adequacy of financial reporting.

      4. Review with management and the independent auditors all reports delivered by the independent auditors in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent auditors and management, together with their ramifications and the preferred treatment by the independent auditors.

      5. Discuss with the independent auditor and management the independent auditor's judgment about the quality, not just the acceptability, of the Company's accounting principles, as applied in the Company's financial reporting in accordance with SAS No. 61.

      6. Review and discuss with management and the independent auditors the Company's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be generally of disclosure and reporting policies. The Committee need not discuss in advance each earnings press release or each instance in which the Company may provide earnings guidance.

      7. Prepare the report required by the SEC to be included in the Company's annual proxy statement and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

Monitoring of Internal Controls Systems

      1. Meet separately in executive session, at least annually, with the Company's principal accounting officer to discuss:

            a) the scope of internal accounting and auditing procedures then in effect;

            b) the Company's means for monitoring compliance by Company personnel with Company policies and procedures and applicable law; and

            c) the extent to which recommendations made by the principal accounting officer or independent auditor have been implemented.

      2. Review, based upon the recommendation of the independent auditors and financial management, the scope and plan of the work to be done by the internal audit group and the responsibilities, budget and staffing needs of the internal audit group.

      3. Review on an annual basis the performance of the internal audit group.

      4. In consultation with the independent auditors and the internal audit group, the accounting and financial controls, review the adequacy of the Company's internal control structure and procedures designed to insure compliance with laws and regulations, and any special audit steps adopted in light of material deficiencies and controls.

      5. Review (i) the internal control report prepared by management, including management's assessment of the effectiveness of the design and operation of the Company's internal control structure and procedures for financial reporting, as well as the Company's disclosure controls and procedures, with respect to each annual and quarterly report that the Company is required to file under the Securities Exchange Act of 1934 and (ii) the independent auditors' attestation, and report, on the assessment made by management.

      Other

      1. Engage and determine funding for independent counsel and other advisors as it determines necessary to carry out its duties.

      2. Conduct any and all investigations it deems necessary or appropriate.

Adopted: February 23, 2005